                                                                    Exhibit 23.2

                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANT



We hereby consent to the use in this Amendment No. 1 to the Registration Statement of our report relating to the financial statements of SFBC International, Inc. and Subsidiaries dated March 7, 2001 and to the reference to our Firm under the caption "Experts" in the Prospectus.



                                        /s/ KAUFMAN, ROSSIN & CO.

                                        KAUFMAN, ROSSIN & CO.




Miami, Florida
October 17, 2003